UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2007
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                          QUESTAR ASSESSMENT, INC.

            (formerly TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.)
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            (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (d) In connection with the acquisition of Questar Educational Systems, Inc., the Company adopted resolutions to expand its Board of Directors from eight to ten members. Martin Maleska has been elected by the Board of Directors to fill the remaining outstanding vacancy on the Company's Board of Directors as of March 21, 2007. Subject to the terms of the Directors Plan, Mr. Maleska, as a non-employee director, received 5,000 options on the day he was first elected to the Board of Directors. Effective in Fiscal 2007 each independent Director will receive, in addition to the annual stock option grant as prescribed by the Directors Plan, a monetary compensation award of $2,500 each fiscal quarter.

      Mr. Maleska has been in the publishing industry since 1980. In 2005, he organized Riverstone Partners as a consulting firm. Previously, Mr. Maleska served as the Senior Vice President for Acquisitions at Maxwell/Macmillan, President of the International and Professional Groups at Simon & Schuster, a managing director and principal at Veronis Suhler Stevenson, and the CEO of the business to business Magazine and Training Divisions of Primedia. Mr. Maleska currently serves on the Boards of Directors of VCampus Inc, Source Media Inc, Network Communications Inc, Executive Development Associates and RFID Journal. He also is a member of the board of Advisors of the NYU Publishing Program.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGE IN FISCAL YEAR.

      (a) Effective on March 16, 2007, the Company amended its Certificate of Incorporation to change its corporate name to Questar Assessment, Inc. This amendment was approved on January 24, 2007 by our Board of Directors, and as of February 5, 2007 by the holders of a majority of our issued and outstanding voting securities who have executed a written consent in lieu of a special meeting in accordance with the relevant sections of the Delaware General Corporation Law. An Information Statement was circulated on February 21, 2007 to the Company's stockholders describing this action.

      Effective on March 22, 2007, the Company's trading symbol on the NASDAQ Over-the-Counter Bulletin Board has been changed to "QUSA".

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

        The following Exhibits are filed as part of this Report:

        3.1 Certificate of Amendment to the Certificate of Incorporation of the Company, filed with the Secretary of State of Delaware on March
              16, 2007.

        99.1  Press Release dated March 22, 2007.

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TOUCHSTONE APPLIED SCIENCE
                                           ASSOCIATES, INC.

Date:  March 22, 2007


                                         By: /s/ ANDREW L. SIMON
                                             -----------------------
                                             Andrew L. Simon
                                             President and Chief
                                             Executive Officer


                                         By: /s/ JAMES WILLIAMS
                                             -----------------------
                                             James Williams
                                             Vice President and Chief
                                             Financial Officer